UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2025

EQT Private Equity Company LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56683	99-3903361
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 34th Floor New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

(917) 281-0850

(Registrant’s telephone number, including area code)

1114 Avenue of the Americas, 45th Floor

New York, NY 10036

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Resignation

On August 29, 2025, Patrik Burnäs, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of EQT Private Equity Company LLC (the “Company”) informed the Company of his resignation from such positions at the Company, effective immediately (the “Resignation”).

Officer Appointment

In connection with the Resignation, on August 29, 2025, the Company appointed Brian Channon as Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of the Company, effective immediately.

Brian G. Channon, age 42, joined EQT in July 2025. Before joining EQT, he was Co-Head of Fund Accounting at Hamilton Lane Advisors, where he co-led a team overseeing accounting operations for over 300 fund structures and served as Treasurer for Hamilton Lane Private Assets Fund, Hamilton Lane Private Infrastructure Fund, Hamilton Lane Private Secondary Fund, and Hamilton Lane Venture Capital and Growth Fund. Prior to joining Hamilton Lane in 2017, Mr. Channon spent eight years at Ernst & Young LLP in various assurance and tax roles. Mr. Channon holds an MBA in Accounting from Bentley University, a BBA in Accounting from the University of Miami, and is a Pennsylvania licensed Certified Public Accountant.

The selection of Mr. Channon to serve as the Company’s Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) was not pursuant to any arrangement or understanding with any other person. There are no family relationships between Mr. Channon and any director or executive officer of the Company and there are no transactions between Mr. Channon and the Company required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT Private Equity Company LLC

By:	/s/ Bethany Oleynick
Name:	Bethany Oleynick
Title:	Legal Director and Secretary

Date: September 5, 2025